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                                                                    Exhibit 10.1









          Form of Stock Purchase Agreement between the Registrant and purchasers of shares of common stock in the Registrant.






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DICOM IMAGING SYSTEMS, INC.
STOCK PURCHASE AGREEMENT

This Stock Purchase Agreement (the "Agreement") is entered into as of March ___, 1999, by and between Dicom Imaging Systems, Inc. , a Nevada Corporation (the "Company"), and ____________________________________, ("Purchaser").

         In consideration of the mutual covenants and representations herein set forth, the Company and the Purchaser agree as follows:

         1. SALE OF STOCK. The Company hereby agrees to sell to Purchaser and Purchaser hereby agrees to purchase an aggregate of __________shares of the Company's Common Stock (the "Shares"), at a purchase price of $1.00 per share (the "Purchase Price"), or an Aggregate Purchase Price of $____________.

         2. PAYMENT OF PURCHASE PRICE. The Purchase Price for the Shares shall be paid to the Company by any combination of the following: (i) in immediately available funds upon the execution of this Agreement or (ii) the cancellation of indebtedness owed by the Company to the Purchaser, such cancellation being hereby acknowledged by receipt of the Shares and as identified in Exhibit A hereto.

         3. DEFINITIONS.

                  (a) "SHARES" refers to the purchased Shares and all shares received in respect thereof as a consequence of stock dividends, stock splits, reverse stock splits, recapitalizations, mergers, reorganizations or the like, and all new, substituted or additional securities or other properties to which Purchaser is or may be entitled by reason of Purchaser's ownership of the Shares.

         4. LEGENDS. The share certificate evidencing the Shares issued hereunder shall be endorsed with the following restrictive legends (in addition to any legend required under applicable state securities laws):

         THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF, AND HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933. SUCH SHARES MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR UNLESS THE COMPANY RECEIVES AN OPINION OF COUNSEL REASONABLY ACCEPTABLE TO IT SAYING THAT SUCH SALE OR TRANSFER IS EXEMPT FROM THE REGISTRATION AND PROSPECTUS DELIVERY REQUIREMENTS OF SAID ACT.

         THE SHARES REPRESENTED HEREBY ARE SUBJECT TO CERTAIN RESTRICTIONS UPON TRANSFER AND RIGHTS OF REPURCHASE AS SET FORTH IN AN AGREEMENT BETWEEN THE COMPANY AND THE SHAREHOLDER, A COPY OF WHICH IS AVAILABLE UPON THE REQUEST OF THE REGISTERED HOLDER HEREOF TO THE SECRETARY OF THE COMPANY.

         5. ADJUSTMENTS FOR STOCK SPLITS, ETC. All references to the number of Shares and the purchase price of the Shares in this Agreement shall be appropriately adjusted to reflect any stock dividend, stock split, recapitalization, merger, reorganization or other change in the Shares which may be made by the Company after the date of this Agreement.

         6. CO-SALE AGREEMENT. Purchaser and each transferee of the Shares issued hereunder agrees by acceptance hereof or thereof not to sell, make a short sale of, loan, grant any options for the purchase of, or otherwise dispose of any shares of Common Stock of the Company held by Purchaser except in accordance with that certain Co-Sale Agreement of even date hereof and attached as Exhibit B to this Agreement. Purchaser further agrees to execute any agreement reflecting the above provision as may be requested by the Company.







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         7. PURCHASER'S REPRESENTATIONS. In connection with the Purchaser's purchase of the Shares, the Purchaser hereby represents and warrants to the Company as follows:

                  (a) INVESTMENT INTENT; CAPACITY TO PROTECT INTERESTS. The Purchaser is purchasing the Shares solely for his own account for investment and not with a view to or for sale in connection with any distribution of the Shares or any portion thereof and not with any present intention of selling, offering to sell or otherwise disposing of or distributing the Shares or any portion thereof in any transaction other than a transaction exempt from registration under the Securities Act of 1933, as amended (the "Act"). The Purchaser also represents that the entire legal and beneficial interest of the Shares is being purchased, and will be held, for the Purchaser's account only, and neither in whole or in part for any other person. Purchaser has a pre-existing business relationship with the Company and has the capacity to evaluate the merits and risks of an investment in the Company and to protect Purchaser's own interests in connection with this transaction.

                  (b) ECONOMIC RISK. The Purchaser realizes that the purchase of the Shares will be a highly speculative investment and involves a high degree of risk, and the Purchaser is able, without impairing financial condition, to hold the Shares for an indefinite period of time and to suffer a complete loss on the Purchaser's investment.

                  (c) RESTRICTED SECURITIES. The Purchaser understands and acknowledges that:

                           (i) the sale of the Shares has not been registered
under the Act, and the Shares must be held indefinitely unless subsequently registered under the Act or an exemption from such registration is available;

                           (ii) the share certificate representing the Shares
will be stamped with the legend specified in Section 4 hereof; and

                           (iii) the Company will make a notation in its records
of the aforementioned restrictions on transfer and legend.

         8. FORCED REPURCHASE. The Company hereby covenants to repurchase the Shares from Purchaser under the terms and conditions of this Section 8 as follows:

                  (a) NOTIFICATION OF REPURCHASE. Purchaser may tender to the Company a written notice of exercise ("Repurchase Notice") that the Company is obligated to repurchase the Shares pursuant to this Section 8 at any time after 120 days from the date of this Agreement. Upon receipt of the Repurchase Notice, the Company agrees to immediately issue a Secured Promissory Note, in the form attached hereto as Exhibit C to Purchaser for the Repurchase Amount, as defined below. Upon the full payment of the sums due under Secured Promissory Note, Purchaser shall tender the Shares to the Company or its assignee. The Repurchase Amount shall be equal to the Aggregate Purchase Price of the Shares plus interest at 10% per annum, from the date of this Agreement.

                  (b) RIGHT OF PURCHASER. The Purchaser has the right, but not the obligation, to tender the Repurchase Notice. In the event that the Purchaser tenders one or more Repurchase Notices for less than the full number of the Shares, the Repurchase Amount thereunder shall be adjusted on a pro-rata basis. The right to issue a Repurchase Notice pursuant to this Section 8 shall expire upon the earlier of the Purchaser's sale of all of the Shares or three years from the date hereof.

         9. PROHIBITIONS ON ADDITIONAL EQUITY OR DEBT ISSUANCES. Except in accordance with this Section 9, the Company covenants not to issue additional shares of capital stock or undertake any indebtedness other than in the ordinary course of business and in an aggregate total of no more than $50,000 (the "Prohibition"). The Prohibition shall continue as long as Purchaser holds any of the Shares or until Purchaser waives the Prohibition in writing.

                  (a) PROCEDURE FOR ISSUING ADDITIONAL EQUITY OR DEBT. The Company may issue additional equity or undertake indebtedness if and only if it has obtained the written consent of the Purchaser or his designee ("Authorized Designee") for each and every issuance of additional equity and each and every undertaking of indebtedness. The Purchaser hereby appoints Stephen Winter as his Authorized Designee. The Purchaser may not change the identity of his Authorized Designee except with the consent of the majority of holders of the Company's Common Stock.

                  (b) VIOLATIONS OF THE PROHIBITION. In the event that the Company should violate the Prohibition at any time while Purchaser still holds any of the Shares, the Purchaser shall be entitled to exercise the following remedy without notice or demand and in addition to any other remedies provided to the purchaser in law or equity: (i) Purchaser shall have the right to immediately exercise its right to tender a Repurchase Notice to the Company pursuant to Section 8 above, irrespective of whether 120 days has passed as required in Section 8.



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                  (c) BEST EFFORTS. The Company covenants and warrants to make its best efforts to insure that the Prohibition is not violated, including the adoption of corporate signature protocols, changes to its by-laws or other charter documents, and disclosure of this Section 9 to all potential equity investors or credit grantors and any other written instrument or act reasonably requested by Purchaser in furtherance of this Section 9.

         10. REGISTRATION RIGHTS. The Company covenants and warrants to make its best efforts to cause the Shares to be registered under the Securities Act of 1933, as amended ("Securities Act") or to obtain an opinion of counsel to the Company that the Shares are exempt from the requirements for registration under the Securities Act. In the event that Company does not register the Shares under the Securities Act in reliance on an exemption therefrom, the Company covenants and warrants to make its best efforts to file a registration statement under the Securities Exchange Act of 1934, as amended ("Exchange Act") on Form 10 or Form 10-SB. The Company covenants and warrants that it will cause to be filed a registration statement under the Securities Act or the Exchange Act, pursuant to this Section 10, within 90 days of the date hereof. The rights granted to Purchaser under this Section 10 are in addition to any other contractual rights Purchaser may have to cause the Shares to be registered.

         11. GENERAL PROVISIONS.

                  (a) This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Nevada as they apply to contracts entered into and wholly to be performed within such state.

                  (b) This Agreement represents the entire agreement between the parties with respect to the purchase of the Shares by the Purchaser.

                  (c) Any notice, demand or request required or permitted to be given by either the Company or Purchaser pursuant to the terms of this Agreement shall be in writing and shall be deemed given when delivered, if delivered personally; three business days after the business day of deposit in the U.S. mail, by registered or certified mail with postage prepaid; one business day after the business day of facsimile transmission, if a confirmation copy is sent by first class mail with postage prepaid; or, one business day after the business day of deposit with Federal Express or similar overnight carrier, freight prepaid; in any such case addressed to any party at such party's address as set forth at the end of this Agreement or such other address as the party may designate by notifying the other in writing.

                  (d) The rights and benefits of the Company under this Agreement shall be transferable to any one or more persons or entities, and all covenants and agreements hereunder shall inure to the benefit of, and be enforceable by the Company's successors and assigns. The rights and obligations of Purchaser under this Agreement may only be assigned with the prior written consent of the Company, which shall not be unreasonably withheld.



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                  (e) Either party's failure to enforce any provision or
provisions of this Agreement shall not in any way be construed as a waiver of any such provision or provisions, nor prevent that party from thereafter enforcing each and every other provision of this Agreement. The rights granted both parties herein are cumulative and shall not constitute a waiver of either party's right to assert all other legal remedies available to it under the circumstances.

                  (f) Purchaser agrees upon request to execute any further documents or instruments necessary or desirable to carry out the purposes or intent of this Agreement.

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         By Purchaser's signature below, Purchaser represents that Purchaser hereby accepts this Stock Purchase Agreement subject to all of the terms and provisions thereof. Purchaser has reviewed this Stock Purchase Agreement in its entirety, has had an opportunity to obtain the advice of counsel prior to executing this Stock Purchase Agreement and fully understands all provisions of this Stock Purchase Agreement.

COMPANY:

DICOM IMAGING SYSTEMS, INC.

By:
   ------------------------------------
Title:
      --------------------------------





PURCHASER:



By:
   ------------------------------------
Title:
      --------------------------------



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